Exhibit 99

                                 Term Sheet

                                                                                                   April 8, 2002

                                                     $1,098,329,000
                                                      (Approximate)
                                             GSR Mortgage Loan Trust 2002-2
                                         GS Mortgage Securities Corp., Depositor
                                    Mortgage Pass-Through Certificates, Series 2002-2

Overview of the Certificates
----------------------------

 ------------------------------------------------------------------------------------------------------------------------------
|            |                 |             |          | Approx.  |            |              |  Principal    |               |
|            |                 |             |          | Initial  |            |              |  Payment      |               |
|            |  Approximate    |             | Expected | Pass-    |  Estimated |  Principal   |  Window to    |  Moody's/S&P  |
|            |   Principal     | Collateral  | Credit   | Through  |  Avg. Life |  Payment     |  Maturity     |  Expected     |
|Certificates|    Balance      |   Group     | Support  | Rate (2) |  (yrs)(3)  |  Window (3)  |   (4) (5)     |   Ratings     -
|------------------------------------------------------------------------------------------------------------------------------|
|Class A1-A  |  $141,700,000   |   Group I   |   2.25%  |   2.75%  |    0.300   |  05/02-11/02 |  05/02-11/02  |   Aaa/AAA     |
|Class A1-B  |  $196,500,000   |   Group I   |   2.25%  |   3.66%  |    1.000   |  11/02-10/03 |  11/02-10/03  |   Aaa/AAA     |
|Class A1-C  |  $432,000,000   |   Group I   |   2.25%  |   5.45%  |    2.956   |  10/03-07/06 |  10/03-10/07  |   Aaa/AAA     |
|Class A1-D  |  $176,777,000   |   Group I   |   2.25%  |   5.99%  |    4.250   |  07/06-07/06 |  10/07-09/31  |   Aaa/AAA     |
|Class A2    |  $130,952,000   |   Group II  |   2.25%  |   6.32%  |    2.625   |  05/02-06/07 |  05/02-08/31  |   Aaa/AAA     |
|Class X1    |  $946,977,000(1)|   Group I   |     N/A  |   2.00%  |      N/A   |      N/A     |      N/A      |   Aaa/AAA     |
|Class X2    |  $130,952,000(1)|   Group II  |     N/A  |   1.24%  |      N/A   |      N/A     |      N/A      |   Aaa/AAA     |
|Class B1    |  $  9,924,000   |Groups I & II|   1.35%  |   6.87%  |    5.126   |  05/02-11/09 |   05/02-09/31 |   Aa2/AA      |
|Class B2    |  $  6,065,000   |Groups I & II|   0.80%  |   6.87%  |    5.126   |  05/02-11/09 |   05/02-09/31 |   A2/A        |
|Class B3    |   $ 4,411,000   |Groups I & II|   0.40%  |   6.87%  |    5.126   |  05/02-11/09 |   05/02-09/31 |   Baa2/BBB    |
|   Total    |$1,098,329,000   |             |          |          |            |              |               |
-------------------------------------------------------------------------------------------------------------------------------

(1)  Notional Amount.
(2)  See the Coupons of the Certificates section of this Term Sheet for more information on the Class X1,
     Class X2, Class B1, Class B2 and Class B3 Certificates.
(3)  Assuming payment based on a pricing speed of 25% CPR to the Adjustment Date on the Senior Certificates
     and to a 10% Cleanup Call on the Subordinate Certificates.
(4)  Assuming payment based on a pricing speed of 25% CPR.
(5)  The Stated Final Maturity for the Certificates is May 2032.


Selected Mortgage Pool Data
---------------------------

 --------------------------------------------------------------------------------------------------------
|                                               |  Group I        |  Group II        |    Total          |
|-----------------------------------------------|-----------------|------------------|-------------------|
| Scheduled Principal Balance:                  |   $968,775,195  |   $133,966,866   |   $1,102,742,061  |
| Number of Mortgage Loans:                     |          2,085  |            284   |            2,369  |
| Average Scheduled Principal Balance:          |       $464,640  |       $471,714   |         $465,488  |
| Weighted Average Gross Coupon:                |          7.03%  |          7.81%   |            7.13%  |
| Weighted Average Net Coupon:                  |          6.78%  |          7.55%   |            6.87%  |
| Weighted Average Stated Remaining Term:       |            327  |            338   |              329  |
| Weighted Average Seasoning:                   |             32  |             20   |               30  |
| Weighted Average Amortized Current LTV Ratio: |          68.7%  |          73.0%   |            69.3%  |
| Weighted Average Months to Roll:              |             51  |             65   |               53  |
| Weighted Average Margin:                      |          2.74%  |          2.66%   |            2.73%  |
 --------------------------------------------------------------------------------------------------------

Features of the Transaction
---------------------------

o     Collateral consists of hybrid adjustable rate, single family, residential mortgage loans (the
      "Mortgage Loans") originated or purchased by Bank of America, N.A. ("Bank of America").

o     The Mortgage Loans will be serviced by Bank of America.

o     There are no Mortgage Loans that are 30 or more days delinquent. A delinquent Mortgage Loan is any loan with respect to which the obligor has failed to make the full payment of principal and interest within 30 days of its March due date.

o     Credit support for the Certificates is provided through a senior/subordinated, shifting interest structure. The expected amount of credit support for the Class A1-A, Class A1-B,
      Class A1-C, Class A1-D and Class A2 Certificates is 2.25% in the form of subordination.

o     The Deal will be modeled on Intex as "GSR0202" and on Bloomberg as "GSR 02-2."

o     The Certificates in the table above are registered under a registration statement filed with the
      Securities and Exchange Commission.




This material is for your private information and we are not soliciting any action based upon it.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                                     April 8, 2002

Time Table
----------
Expected Settlement:               On or before April 25th, 2002

Cut-off Date:                      April 1st, 2002

Pricing Date:                      On or before April 10th, 2002

First Distribution Date:           May 27th, 2002


Key Terms
---------
Depositor:                         GS Mortgage Securities Corp.

Servicer:                          Bank of America

Trustee:                           JPMorgan Chase Bank

Custodian:                         JPMorgan Chase Bank

Servicing Fee:                     25 bps

Trustee Fee:                       0.75 bps

Distribution Date:                 25th day of the month or the following Business Day

Record Date:                       For any Distribution Date, the last day of the preceding calendar month, except for the Class A1-A and Class A1-B Certificates, for which the Record
                                   Date is the day preceding the Distribution Date

Delay Days:                        24 day delay on all Certificates except for the Class A1-A and Class A1-B
                                   Certificates for which interest will accrue from each Distribution Date
                                   (or, April 25th, in the case of the first interest accrual period) through the day preceding the following Distribution Date

Prepayment Assumption:             25% CPR on Group I and Group II

Interest Accrual:                  On a 30/360 basis, the prior calendar month preceding the month of each
                                   Distribution Date, except for the A1-A Class and A1-B Class, which accrues from the 25th of the month preceding the Distribution Date to, but not including, the 25th of the month of such Distribution Date

Servicer Advancing:                Yes as to principal and interest, subject to recoverability

Compensating Interest:             Yes, to the extent of the aggregate monthly servicing fee

Optional Call:                     The Certificates will have a 10% optional termination provision

Rating Agencies:                   Moody's Investors Service, Inc.; Standard & Poor's Ratings Group

Minimum Denomination:              Class A1-A, Class A1-B, Class A1-C, Class A1-D and Class A2 Certificates - $25,000
                                   Class B1, Class B2 and Class B3 Certificates - $250,000
                                   Class X1 and Class X2 - $5,000,000

Legal Investment:                  All of the offered Certificates, other than the Class B2 and Class B3 are expected to be SMMEA eligible at settlement

ERISA Eligible:                    Underwriter's exemption is expected to apply to all Offered Certificates. However, prospective purchasers should consult their own counsel

Tax Treatment:                     All Certificates represent REMIC regular interests


This material is for your private information and we are not soliciting any action based upon it.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                   April 8, 2002


Structure of the Certificates
-----------------------------

o Credit support for the transaction is in the form of a senior/subordinated, shifting interest structure. The Class B1, Class B2, Class B3, Class B4, Class B5 and Class B6 Certificates (collectively, the "Subordinate Certificates") will be subordinate in the right to receive payments of principal and interest and, therefore, provide credit protection to the Class A1-A, Class A1-B, Class A1-C, Class A1-D and Class A2 Certificates (collectively, the "Class A Certificates"), and the Class X1 and Class X2 Certificates (collectively, the "Class X Certificates"), (and together with the Class A Certificates, the "Senior Certificates"). In addition, for the first ten years after the Settlement Date, subject to the exception described below, all principal prepayments will be used to pay down the Class A Certificates, which is intended to increase the relative proportion of Subordinate Certificates and thereby increase the Class A Certificates' credit support percentage. Thereafter, the Subordinate Certificates will begin receiving a portion of their pro rata share of principal prepayments (which portion is scheduled to increase annually) subject to certain loss and delinquency criteria. If within the first 36 months, the credit support is two times the original credit support percentage, then the Subordinate Certificates would be entitled to 50% of their pro rata share of principal prepayment proceeds subject to certain loss and delinquency criteria. If after the first 36 months, the credit support is two times the original credit support percentage, then the Subordinate Certificates would be entitled to 100% of their pro rata share of principal prepayment proceeds.

Priority of Payments
--------------------

       Beginning in May 2002, and on each Distribution Date thereafter, after reimbursement of any Servicer Advances to the Servicer (or the Trustee, if not made by the Servicer), distributions will be made in the order and priority as follows:

       (a) unless a Credit Support Depletion Date shall have occurred, the Group I available distribution amount will be distributed:

              (i) first, pro rata to the Class A1-A, Class A1-B, Class A1-C, Class A1-D, Class X1, Class R1, Class R2 and Class R3 Certificates in proportion to the Accrued Certificate Interest thereon; and

              (ii) second, as principal to the Class R1, Class R2 and Class R3 Certificates pro rata in proportion to their outstanding certificate balances until such certificate balances have been reduced to zero; and

              (iii)  third, sequentially to the Class A1-A, Class A1-B,
                     Class A1-C and Class A1-D Certificates, as principal, the Group I senior principal distribution amount, in each case until the certificate balance of each such class shall have been reduced to zero;

       (b) unless a Credit Support Depletion Date shall have occurred, the Group II available distribution amount will be distributed:

              (i)    first, pro rata to the Class A2 and Class X2
                     Certificates, Accrued Certificate Interest thereon;

              (ii) second, to the Class A2 Certificates, as principal, the Group II senior principal distribution amount;

       (c) subject to the exceptions described below, unless a Credit Support Depletion Date shall have occurred, the portion of the available distribution amount for all loan groups remaining after making the distributions described above in paragraphs (a) and (b) will be distributed in the following order of priority:

              (i) to the Class B1 Certificates, Accrued Certificate Interest thereon;

              (ii) to the Class B1 Certificates, their pro rata share of the subordinate principal distribution amount;

              (iii) to the Class B2 Certificates, Accrued Certificate Interest thereon;

              (iv) to the Class B2 Certificates, their pro rata share of the subordinate principal distribution amount;

              (v) to the Class B3 Certificates, Accrued Certificate Interest thereon;

              (vi) to the Class B3 Certificates, their pro rata share of the subordinate principal distribution amount;

              (vii) to the Class B4, Class B5 and Class B6 Certificates, interest and principal in the same manner as for the Class B1, Class B2 and Class B3 Certificates, first to the Class B4 Certificates, then to the Class B5 Certificates and finally to the Class B6 Certificates;

              (viii) to each class of the certificates in order of seniority, up to the amount of unreimbursed realized losses previously allocated to that class, if any; provided, however, that any amounts distributed pursuant to this paragraph (c)(viii) will not cause a further reduction in the class principal balances of any of the certificates; and

              (ix) at such time as all other classes have been paid in full and all losses previously allocated have been paid in full to the Residual Certificates pro rata.

         If a Credit Support Depletion Date should occur, on such Distribution Date and thereafter, distributions of principal on the Class A1-A, Class A1-B, Class A1-C and Class A1-D Certificates will be made to such classes pro rata based on their Certificate balances (but only from the Group I Mortgage Loans) rather than sequentially as described above. A "Credit Support Depletion Date" is the first Distribution Date (if any) on which the aggregate Certificate Balance of the Subordinate Certificates has been or will be reduced to zero.

         Under the distribution priority described above, although each class of Subordinate Certificates will be entitled to a pro rata portion of the subordinate principal distribution amount, the available distribution amount may not be sufficient to pay each class of Subordinate Certificates its pro rata share of the subordinate principal distribution amount, in which case the available funds will be distributed in the priority described above, subject to the exceptions described below. Notwithstanding the paragraph above, on any Distribution Date on which the Subordination Level (as defined below) for any class of Subordinate Certificates is less than the Subordination Level as of the Closing Date, distributions among the Subordinate Certificates will be allocated to increase such Subordination Level. The most senior class of Subordinate Certificates for which the Subordination Level is less than the Subordination Level as of the Closing Date will be identified, and the prepayment portion of the subordinate principal distribution amount otherwise allocable to the classes of Subordinate Certificates junior to that class will instead be allocated among the more senior classes of Subordinate Certificates, pro rata in proportion to the certificate balances of those classes.

         With respect to any class of Subordinate Certificates, the "Subordination Level" on any specified date is the percentage obtained by dividing the sum of the certificate balances of all classes of Subordinate Certificates that are subordinate to that class by the sum of the certificate balances of all classes of certificates as of that date, before giving effect to distributions and allocations of realized losses to the certificates on that date.

         "Accrued Certificate Interest" consists of (i) previously accrued interest that remained unpaid on the previous Distribution Date, or (ii) interest accrued for the related interest accrual period.




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                  April 8, 2002

Coupons of the Certificates
---------------------------

 ---------------------------------------------------------------------------------------------
|   Class    |   Bond Reset Date |       Initial Coupon      |  Coupon After Adjustment Date  |
|            |                   |        (approximate)      |                                |
|------------|-------------------|---------------------------|--------------------------------|
|   A1-A     |      July 2006    |           2.75%           |  Group I Net WAC - 48 bps      |
|------------|-------------------|---------------------------|--------------------------------|
|   A1-B     |      July 2006    |           3.66%           |  Group I Net WAC - 48 bps      |
|------------|-------------------|---------------------------|--------------------------------|
|   A1-C     |      July 2006    |           5.45%           |  Group I Net WAC - 48 bps      |
|------------|-------------------|---------------------------|--------------------------------|
|   A1-D     |      July 2006    |           5.99%           |  Group I Net WAC - 48 bps      |
|------------|-------------------|---------------------------|--------------------------------|
|    A2      |      June 2007    |           6.32%           |  Group II Net WAC - 41 bps     |
|------------|-------------------|---------------------------|--------------------------------|
|    X1      |      July 2006    |  Group I Excess Interest  |  Group I Excess Interest       |
|------------|-------------------|---------------------------|--------------------------------|
|    X2      |      June 2007    |  Group II Excess Interest |  Group II Excess Interest      |
 ---------------------------------------------------------------------------------------------

(1)  Class B Certificate Rate. The interest rate (the "Class B
     Certificate Rate") on the Subordinate Certificates will equal, on any Distribution Date, the quotient expressed as a percentage, of:

       a.   the sum of:

              (i)  the product of (x) the Group I weighted average rate and
                   (y) the Subordinate Component Balance for Group I immediately preceding that Distribution Date; and

              (ii) the product of (x) the Group II weighted average rate and
                   (y) the Subordinate Component Balance for Group II immediately preceding that Distribution Date;

            divided by:

       b. the sum of the Subordinate Component Balances for Group I and Group II immediately preceding that Distribution Date.

     The initial Class B Certificate Rate will be approximately 6.87% per annum.

     The "Subordinate Component Balance" for each Group is the aggregate principal balance of the mortgage loans in that pool minus the Certificate Balance of the Class A Certificates of that Group.

     For purposes of calculating weighted average rates, the "Rate" for each mortgage loan is equal to the per annum mortgage interest rate on that mortgage loan less the applicable Servicing Fee and Trustee Fee.

(2) Approximate rate for the first Distribution Date, stated as a percentage of the notional amount. The Class X1 Certificates will not receive any distributions of principal, but will accrue interest on the Class X1 notional amount. The initial Class X1 notional amount will initially be approximately $946,977,000 and for any distribution date will equal the aggregate certificate balances of the Class A1-A, Class A1-B, Class A1-C and the Class A1-D Certificates immediately preceding that distribution date. On each distribution date until the Group I adjustment date, the annual certificate interest rate on the Class X1 Certificates will equal the excess, if any, of (i) the Group I weighted average net rate over (ii) the weighted average of the rates on the Class A1-A, Class A1-B, Class A1-C and the Class A1-D Certificates. After the adjustment date, the Class X1 Certificates will be entitled to the excess Group I accrued interest.

(3) Approximate rate for the first Distribution Date, stated as a percentage of the notional amount. The Class X2 Certificates will not receive any distributions of principal, but will accrue interest on the Class X2 notional amount. The initial Class X2 notional amount will be approximately $130,952,000 and for any distribution date will equal the aggregate certificate balance of the Class A2 Certificates immediately preceding that distribution date. On each distribution date until the Group II adjustment date, the annual certificate interest rate on the Class X2 Certificates will equal the excess, if any, of (i) the Group II weighted average net rate over (ii) the Class A2 Certificate rate. After the adjustment date, the Class X2 Certificates will be entitled to the excess Group II accrued interest.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                                                                                April 8, 2002

Selected Mortgage Loan Data
---------------------------

                                The Mortgage Loans (All Collateral)

Scheduled Principal Balance:                                                $1,102,742,061
Number of Mortgage Loans:                                                            2,369
Scheduled Principal Balance of the Largest Mortgage Loan:                       $2,445,239
Average Scheduled Principal Balance:                                              $465,488
Weighted Average Gross Coupon:                                                       7.13%
Weighted Average Net Coupon:                                                         6.87%
Weighted Average Stated Remaining Term:                                                329
Weighted Average Seasoning:                                                             30
Weighted Average Amortized Current LTV Ratio:                                        69.3%
Weighted Average Months to Roll:                                                        53
Weighted Average Margin:                                                             2.73%
Weighted Average Initial Rate Cap:                                                   3.11%
Weighted Average Periodic Rate Cap:                                                  2.00%
Weighted Average Lifetime Rate Cap:                                                  5.24%
Weighted Average FICO Score:                                                           730



                                        Scheduled Principal Balance


                                                No. of Mortgage           Total Dollar          Scheduled Principal
Scheduled Principal Balance                        Loans (#)                Amount ($)              Balance (%)
----------------------------------              ---------------           ------------          -------------------
Below $250,000                                         20                  $   3,963,248                 0.4%
$250,001 - $350,000                                   768                    244,660,568                22.2
$350,001 - $500,000                                   947                    390,555,863                35.4
$500,001 - $650,000                                   327                    187,205,047                17.0
$650,001 - $750,000                                    98                     68,771,741                 6.2
$750,001 - $900,000                                    91                     74,622,514                 6.8
Greater than or equal to $900,001                     118                    132,963,080                12.1
---------------------------------------------------------------------------------------------------------------------
Total                                               2,369                 $1,102,742,061               100.0%
=====================================================================================================================

Column totals may not add to 100.0% due to rounding.



                                               Gross Coupons



                                                No. of Mortgage           Total Dollar          Scheduled Principal
Gross Coupon                                       Loans (#)                Amount ($)              Balance (%)
--------------                                  ---------------           ------------          -------------------
Below 6.00%                                            30                  $  15,110,838                 1.4%
6.00% - 6.49%                                          86                     37,145,278                 3.4
6.50% - 6.99%                                         988                    482,447,079                43.7
7.00% - 7.49%                                         584                    263,063,015                23.9
7.50% - 7.99%                                         497                    217,966,717                19.8
8.00% - 8.49%                                         146                     65,702,349                 6.0
8.50% - 8.99%                                          37                     20,689,101                 1.9
9.00% - 9.49%                                           1                        617,684                 0.1
---------------------------------------------------------------------------------------------------------------------
Total                                               2,369                 $1,102,742,061               100.0%
=====================================================================================================================

Column totals may not add to 100.0% due to rounding.



This material is for your private information and we are not soliciting any action based upon it.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                                                                                                April 8, 2002

                                   Amortized Current Loan-to-Value Ratios


                                                No. of Mortgage           Total Dollar          Scheduled Principal
Amortized Current Loan-to-Value Ratio              Loans (#)                Amount ($)              Balance (%)
-------------------------------------           ---------------         -----------------       -------------------
Below 40.00%                                           90                 $   43,572,926                 4.0%
40.00% - 49.99%                                       104                     50,441,835                 4.6
50.00% - 59.99%                                       223                    113,321,351                10.3
60.00% - 69.99%                                       440                    223,968,770                20.3
70.00% - 79.99%                                     1,402                    632,926,498                57.4
80.00% - 84.99%                                        13                      4,485,847                 0.4
85.00% - 89.99%                                        78                     27,016,475                 2.4
90.00% - 99.99%                                        19                      7,008,357                 0.6
--------------------------------------------------------------------------------------------------------------------
Total                                               2,369                 $1,102,742,061               100.0%
====================================================================================================================

Column totals may not add to 100.0% due to rounding.



                                          Primary Mortgage Insurance


                                                No. of Mortgage           Total Dollar          Scheduled Principal
Primary Mortgage Insurance ("PMI")                 Loans (#)                Amount ($)              Balance (%)
----------------------------------              ----------------          --------------        --------------------
Amortized CLTV < 80%                                2,259                 $1,064,231,382                96.5%
Amortized CLTV > 80%, No PMI                            2                        823,030                 0.1
Amortized CLTV > 80% With PMI                         108                     37,687,649                 3.5
----------------------------------------------------------------------------------------------------------------------
Total                                               2,369                 $1,102,742,061               100.0%
======================================================================================================================

Column totals may not add to 100.0% due to rounding.


                                       Stated Remaining Months to Maturity


Stated Remaining                                No. of Mortgage           Total Dollar          Scheduled Principal
Term (Scheduled)                                   Loans (#)                Amount ($)              Balance (%)
----------------                                ---------------           --------------        --------------------
Under 313 Months                                       22                 $    8,068,202                 0.7%
313 - 324 Months                                      399                    186,337,636                16.9
325 - 336 Months                                    1,642                    760,519,014                69.0
337 - 348 Months                                      232                    112,742,194                10.2
349 - 360 Months                                       74                     35,075,016                 3.2
--------------------------------------------------------------------------------------------------------------------
Total                                               2,369                 $1,102,742,061               100.0%
====================================================================================================================

Column totals may not add to 100.0% due to rounding.


                                                      Indices


                                                No. of Mortgage           Total Dollar          Scheduled Principal
   Index                                           Loans (#)                Amount ($)              Balance (%)
----------------                                ---------------           --------------        --------------------

1 Year CMT                                         2,292                  $1,066,475,381              96.7%
1 Year LIBOR                                          77                      36,266,680               3.3
--------------------------------------------------------------------------------------------------------------------
Total                                              2.369                  $1,102,742,061             100.0%
====================================================================================================================

Column totals may not add to 100.0% due to rounding.



This material is for your private information and we are not soliciting any action based upon it.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                                              April 8, 2002


                                               Months to Roll


                                                No. of Mortgage           Total Dollar          Scheduled Principal
Months to Roll                                     Loans (#)                Amount ($)              Balance (%)
--------------                                  ---------------           --------------        -------------------
45 Months                                             132                   $ 64,887,797                 5.9%
46 - 49 Months                                        487                    226,128,385                20.5
50 - 52 Months                                        768                    377,628,937                34.2
53 - 56 Months                                        454                    195,142,045                17.7
57 - 60 Months                                        302                    130,769,563                11.9
61 - 63 Months                                        144                     65,432,600                 5.9
64 - 67 Months                                         34                     20,012,171                 1.8
68 - 70 Months                                         10                      5,512,987                 0.5
Greater than or equal to 71 Months                     38                     17,227,576                 1.6
--------------------------------------------------------------------------------------------------------------------
Total                                               2,369                 $1,102,742,061               100.0%
====================================================================================================================

Column totals may not add to 100.0% due to rounding.


                                                   Margin


                                                No. of Mortgage           Total Dollar          Scheduled Principal
Margin                                             Loans (#)                Amount ($)              Balance (%)
------                                          ---------------           --------------        -------------------
2.0000%                                                45                  $  20,145,217                 1.8%
2.2500%                                                32                     16,121,463                 1.5
2.5000%                                                25                     12,932,160                 1.2
2.7500%                                             2,246                  1,045,567,395                94.8
2.8750%                                                21                      7,975,825                 0.7
--------------------------------------------------------------------------------------------------------------------
Total                                               2,369                 $1,102,742,061               100.0%
====================================================================================================================

Column totals may not add to 100.0% due to rounding.


                                                FICO Scores


                                                No. of Mortgage           Total Dollar          Scheduled Principal
FICO Score                                         Loans (#)                Amount ($)              Balance (%)
----------                                      ---------------           --------------        -------------------
Unavailable                                            40                  $  16,844,829                 1.5%
Below 640                                             106                     47,183,000                 4.3
640 - 659                                              94                     44,831,479                 4.1
660 - 679                                             161                     77,618,765                 7.0
680 - 699                                             223                    108,858,562                 9.9
700 - 719                                             273                    133,914,965                12.1
720 - 739                                             299                    144,674,281                13.1
740 - 759                                             375                    170,153,755                15.4
760 & above                                           798                    358,662,423                32.5
--------------------------------------------------------------------------------------------------------------------
Total                                               2,369                 $1,102,742,061               100.0%
====================================================================================================================

Column totals may not add to 100.0% due to rounding.



This material is for your private information and we are not soliciting any action based upon it.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                                              April 8, 2002

                                               Property State



                                                No. of Mortgage           Total Dollar          Scheduled Principal
Property State                                     Loans (#)                Amount ($)              Balance (%)
--------------                                  ---------------           --------------        -------------------
California                                          1,418                  $ 680,059,591                61.7%
Florida                                                96                     40,247,369                 3.6
All Other States(1)                                   855                    382,435,100                34.7
--------------------------------------------------------------------------------------------------------------------
Total                                               2,369                 $1,102,742,061               100.0%
====================================================================================================================

Column totals may not add to 100.0% due to rounding.
(1) Each of the other states is less than 3.0% of the aggregate principal balance.


                                               Property Type


                                                No. of Mortgage           Total Dollar          Scheduled Principal
Property Type                                      Loans (#)                Amount ($)              Balance (%)
--------------                                  ---------------           --------------        -------------------
Single Family                                       1,522                   $726,581,049                65.9%
PUD                                                   673                    303,293,983                27.5
Condominium                                           137                     55,074,969                 5.0
2 - 4 Family                                           26                     13,734,860                 1.2
Townhouse                                               8                      2,965,845                 0.3
Co-op                                                   3                      1,091,356                 0.1
--------------------------------------------------------------------------------------------------------------------
Total                                               2,369                 $1,102,742,061               100.0%
====================================================================================================================

Column totals may not add to 100.0% due to rounding.



                                                Loan Purpose


                                                No. of Mortgage           Total Dollar          Scheduled Principal
Loan Purpose                                       Loans (#)                Amount ($)              Balance (%)
--------------                                  ---------------           --------------        -------------------
Purchase                                            1,578                   $719,145,012                65.2%
Rate Term Refi                                        455                    224,375,091                20.3
Cash Out Refi                                         335                    158,569,175                14.4
Other                                                   1                        652,783                 0.1
--------------------------------------------------------------------------------------------------------------------
Total                                               2,369                 $1,102,742,061               100.0%
====================================================================================================================

Column totals may not add to 100.0% due to rounding.


                                                 Occupancy


                                                No. of Mortgage           Total Dollar          Scheduled Principal
Occupancy                                          Loans (#)                Amount ($)              Balance (%)
---------                                       ---------------           --------------        -------------------
Primary                                             2,259                 $1,053,346,637                95.5%
Second Home                                            91                     41,094,821                 3.7
Investor                                               19                      8,300,603                 0.8
--------------------------------------------------------------------------------------------------------------------
Total                                               2,369                 $1,102,742,061               100.0%
====================================================================================================================

Column totals may not add to 100.0% due to rounding.




This material is for your private information and we are not soliciting any action based upon it.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                                            April 8, 2002

                                                    Age


                                                No. of Mortgage           Total Dollar          Scheduled Principal
Age                                                Loans (#)                Amount ($)              Balance (%)
---                                             ---------------           --------------        -------------------
0 - 6 Months                                           46                   $ 22,814,821                 2.1%
7 - 12 Months                                          33                     14,405,346                 1.3
13 - 18 Months                                         47                     28,135,739                 2.6
19 - 24 Months                                        243                    110,601,626                10.0
25 - 30 Months                                        530                    224,777,214                20.4
31 - 36 Months                                      1,189                    567,273,665                51.4
37 - 42 Months                                        280                    134,370,871                12.2
Greater than or equal to 43 Months                      1                        362,779                 0.0
--------------------------------------------------------------------------------------------------------------------
Total                                               2,369                 $1,102,742,061               100.0%
====================================================================================================================

Column totals may not add to 100.0% due to rounding.


                                              Document Status



                                                No. of Mortgage           Total Dollar          Scheduled Principal
Document Status                                     Loans (#)                Amount ($)              Balance (%)
---------------                                 ---------------           --------------        -------------------
Full/Standard                                           1,020                   $518,525,658                47.0%
Alternative                                               545                    226,865,208                20.6
Stated Income                                               2                        687,040                 0.1
Streamline                                                 97                     49,217,538                 4.5
Unavailable                                               705                    307,446,617                27.9
--------------------------------------------------------------------------------------------------------------------
Total                                                   2,369                 $1,102,742,061               100.0%
====================================================================================================================

Column totals may not add to 100.0% due to rounding.


                                             Property Zip Codes




                                                No. of Mortgage           Total Dollar          Scheduled Principal
Property Zip Codes                                  Loans (#)                Amount ($)              Balance (%)
---------------                                 ---------------           --------------        -------------------
90266                                                  15                   $  9,646,547                 0.9%
90274                                                  15                      8,930,782                 0.8
92679                                                  18                     10,001,991                 0.9
94010                                                  24                     15,238,389                 1.4
94024                                                  14                      8,891,416                 0.8
94025                                                  24                     14,047,095                 1.3
94526                                                  19                      8,596,366                 0.8
94539                                                  17                      9,340,439                 0.8
94941                                                  19                      8,710,261                 0.8
95120                                                  19                      8,629,836                 0.8
All Other                                           2,185                  1,000,708,939                90.7
--------------------------------------------------------------------------------------------------------------------
Total                                               2,369                 $1,102,742,061               100.0%
====================================================================================================================

Column totals may not add to 100.0% due to rounding.



This material is for your private information and we are not soliciting any action based upon it.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                                       April 8, 2002


                                        The Mortgage Loans (Group I)

Scheduled Principal Balance:                                                       $968,775,195
Number of Mortgage Loans:                                                                 2,085
Scheduled Principal Balance of the Largest Mortgage Loan:                            $2,445,239
Average Scheduled Principal Balance:                                                   $464,640
Weighted Average Gross Coupon:                                                            7.03%
Weighted Average Net Coupon:                                                              6.78%
Weighted Average Stated Remaining Term:                                                     327
Weighted Average Seasoning:                                                                  32
Weighted Average Amortized Current LTV Ratio:                                             68.7%
Weighted Average Months to Roll:                                                             51
Weighted Average Margin:                                                                  2.74%
Weighted Average Initial Rate Cap:                                                        3.06%
Weighted Average Periodic Rate Cap:                                                       2.00%
Weighted Average Lifetime Rate Cap:                                                       5.17%
Weighted Average FICO Score:                                                                731


                                        Scheduled Principal Balance


                                                No. of Mortgage           Total Dollar          Scheduled Principal
Scheduled Principal Balance                         Loans (#)                Amount ($)              Balance (%)
---------------------------                     ---------------           --------------        -------------------
Below $250,000                                         19                  $   3,844,129                 0.4%
$250,001 - $350,000                                   675                    214,583,112                22.1
$350,001 - $500,000                                   834                    344,185,593                35.5
$500,001 - $650,000                                   287                    164,486,281                17.0
$650,001 - $750,000                                    87                     60,966,098                 6.3
$750,001 - $900,000                                    79                     64,570,582                 6.7
Greater than or equal to $900,001                     104                    116,139,400                12.0
-------------------------------------------------------------------------------------------------------------------
Total                                               2,085                  $ 968,775,195               100.0%
===================================================================================================================

Column totals may not add to 100.0% due to rounding.




                                               Gross Coupons


                                                No. of Mortgage           Total Dollar          Scheduled Principal
Gross Coupon                                        Loans (#)                Amount ($)              Balance (%)
------------                                    ---------------           --------------        -------------------
Below 6.00%                                            19                  $   9,400,705                 1.0%
6.00% - 6.49%                                          67                     29,403,697                 3.0
6.50% - 6.99%                                         983                    479,968,869                49.5
7.00% - 7.49%                                         564                    254,347,601                26.3
7.50% - 7.99%                                         424                    185,662,740                19.2
8.00% - 8.49%                                          27                      9,683,749                 1.0
8.50% - 8.99%                                           1                        307,834                 0.0
-------------------------------------------------------------------------------------------------------------------
Total                                               2,085                  $ 968,775,195               100.0%
===================================================================================================================


Column totals may not add to 100.0% due to rounding.



This material is for your private information and we are not soliciting any action based upon it.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                                             April 8, 2002


                                   Amortized Current Loan-to-Value Ratios


                                                No. of Mortgage           Total Dollar          Scheduled Principal
Amortized Current Loan-to-Value Ratio               Loans (#)                Amount ($)              Balance (%)
-------------------------------------           ---------------           --------------        -------------------
Below 40.00%                                           82                 $   40,377,098                 4.2%
40.00% - 49.99%                                        96                     47,266,357                 4.9
50.00% - 59.99%                                       203                    103,595,630                10.7
60.00% - 69.99%                                       403                    205,567,379                21.2
70.00% - 79.99%                                     1,215                    541,836,420                55.9
80.00% - 84.99%                                        11                      3,810,636                 0.4
85.00% - 89.99%                                        65                     22,512,600                 2.3
90.00% - 99.99%                                        10                      3,809,076                 0.4
-------------------------------------------------------------------------------------------------------------------
Total                                               2,085                  $ 968,775,195               100.0%
===================================================================================================================

Column totals may not add to 100.0% due to rounding.


                                         Primary Mortgage Insurance


                                                No. of Mortgage           Total Dollar          Scheduled Principal
Primary Mortgage Insurance ("PMI")                 Loans (#)                Amount ($)              Balance (%)
-------------------------------------           ---------------           --------------        -------------------
Amortized CLTV < 80%                                1,999                  $ 938,642,884                96.9%
Amortized CLTV > 80%, No PMI                            2                        823,030                 0.1
Amortized CLTV > 80% With PMI                          84                     29,309,282                 3.0
-------------------------------------------------------------------------------------------------------------------
Total                                               2,085                  $ 968,775,195               100.0%
===================================================================================================================

Column totals may not add to 100.0% due to rounding.



                                    Stated Remaining Months to Maturity


                                                No. of Mortgage           Total Dollar          Scheduled Principal
Stated Remaining Term (Scheduled)                   Loans (#)                Amount ($)              Balance (%)
---------------------------------               ---------------           --------------        -------------------
Under 313 Months                                       17                $     6,078,678                 0.6%
313 - 324 Months                                      399                    186,337,636                19.2
325 - 336 Months                                    1,585                    734,754,213                75.8
337 - 348 Months                                       45                     22,296,771                 2.3
349 - 360 Months                                       39                     19,307,898                 2.0
-------------------------------------------------------------------------------------------------------------------
Total                                               2,085                  $ 968,775,195               100.0%
===================================================================================================================

Column totals may not add to 100.0% due to rounding.


                                                      Indices


                                                No. of Mortgage           Total Dollar          Scheduled Principal
   Index                                           Loans (#)                Amount ($)              Balance (%)
----------------                                ---------------           --------------        --------------------
1 Year CMT                                          2,045                  $949,001,874               98.0%
1 Year LIBOR                                           40                    19,773,322                2.1
---------------------------------------------------------------------------------------------------------------------
Total                                               2,085                 $ 968,775,195              100.0%
=====================================================================================================================

Column totals may not add to 100.0% due to rounding.



This material is for your private information and we are not soliciting any action based upon it.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                                                 April 8, 2002

                                               Months to Roll


                                                No. of Mortgage            Total Dollar         Scheduled Principal
Months to Roll                                     Loans (#)                 Amount ($)             Balance (%)
--------------                                  ---------------           --------------        -------------------
45 Months                                             132                   $ 64,887,797                 6.7%
46 - 49 Months                                        487                    226,128,385                23.3
50 - 52 Months                                        768                    377,628,937                39.0
53 - 56 Months                                        454                    195,142,045                20.1
57 - 60 Months                                        244                    104,988,032                10.8
--------------------------------------------------------------------------------------------------------------------
Total                                               2,085                  $ 968,775,195               100.0%
====================================================================================================================

Column totals may not add to 100.0% due to rounding.


                                                   Margin


                                                No. of Mortgage            Total Dollar         Scheduled Principal
Margin                                             Loans (#)                 Amount ($)             Balance (%)
------                                          ---------------           --------------        -------------------
2.0000%                                                19                   $  8,508,887                 0.9%
2.2500%                                                21                     11,264,435                 1.2
2.5000%                                                19                      9,312,819                 1.0
2.7500%                                             2,007                    932,664,991                96.3
2.8750%                                                19                      7,024,063                 0.7
--------------------------------------------------------------------------------------------------------------------
Total                                               2,085                  $ 968,775,195               100.0%
====================================================================================================================

Column totals may not add to 100.0% due to rounding.



                                                FICO Scores


                                                No. of Mortgage            Total Dollar         Scheduled Principal
FICO Score                                         Loans (#)                 Amount ($)             Balance (%)
----------                                      ---------------           --------------        -------------------
Unavailable                                            32                   $ 13,638,890                 1.4%
Below 640                                              83                     36,705,149                 3.8
640 - 659                                              78                     37,544,720                 3.9
660 - 679                                             139                     67,011,364                 6.9
680 - 699                                             198                     93,854,570                 9.7
700 - 719                                             233                    116,138,795                12.0
720 - 739                                             265                    127,109,252                13.1
740 - 759                                             338                    153,469,849                15.8
760 & above                                           719                    323,302,608                33.4
--------------------------------------------------------------------------------------------------------------------
Total                                               2,085                  $ 968,775,195               100.0%
====================================================================================================================
Column totals may not add to 100.0% due to rounding.




This material is for your private information and we are not soliciting any action based upon it.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                                                    April 8, 2002


                                               Property State


                                                No. of Mortgage            Total Dollar         Scheduled Principal
Property State                                     Loans (#)                 Amount ($)             Balance (%)
----------                                      ---------------           --------------        -------------------
California                                          1,299                  $ 621,545,475                64.2%
Florida                                                87                     36,485,088                 3.8
All Other States(1)                                   699                    310,744,633                32.1
--------------------------------------------------------------------------------------------------------------------
Total                                               2,085                  $ 968,775,195               100.0%
====================================================================================================================
Column totals may not add to 100.0% due to rounding.
(1) Each of the other states is less than 3.0% of the aggregate principal balance.


                                               Property Type



                                                No. of Mortgage            Total Dollar         Scheduled Principal
Property Type                                       Loans (#)                 Amount ($)             Balance (%)
------------                                   ---------------           --------------        -------------------
Single Family                                       1,370                   $650,801,199                67.2%
PUD                                                   573                    259,966,200                26.8
Condominium                                           114                     45,095,609                 4.7
2 - 4 Family                                           20                      9,944,226                 1.0
Townhouse                                               7                      2,543,830                 0.3
Co-op                                                   1                        424,132                 0.0
--------------------------------------------------------------------------------------------------------------------
Total                                               2,085                  $ 968,775,195               100.0%
====================================================================================================================

Column totals may not add to 100.0% due to rounding.



                                                Loan Purpose


                                                No. of Mortgage            Total Dollar         Scheduled Principal
Loan Purpose                                       Loans (#)                 Amount ($)             Balance (%)
------------                                   ---------------           --------------        -------------------
Purchase                                            1,354                   $616,513,389                63.6%
Rate Term Refi                                        428                    210,502,203                21.7
Cash Out Refi                                         302                    141,106,820                14.6
Other                                                   1                        652,783                 0.1
--------------------------------------------------------------------------------------------------------------------
Total                                               2,085                  $ 968,775,195               100.0%
====================================================================================================================

Column totals may not add to 100.0% due to rounding.


                                                 Occupancy


                                                No. of Mortgage            Total Dollar         Scheduled Principal
Occupancy                                          Loans (#)                 Amount ($)             Balance (%)
------------                                   ---------------           --------------        -------------------
Primary                                             1,992                   $927,292,246                95.7%
Second Home                                            79                     35,648,392                 3.7
Investor                                               14                      5,834,558                 0.6
--------------------------------------------------------------------------------------------------------------------
Total                                               2,085                  $ 968,775,195               100.0%
====================================================================================================================

Column totals may not add to 100.0% due to rounding.




This material is for your private information and we are not soliciting any action based upon it.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                                                   April 8, 2002
                                                    Age


                                                No. of Mortgage            Total Dollar         Scheduled Principal
Age                                                Loans (#)                 Amount ($)             Balance (%)
---                                            ---------------           --------------        -------------------
0 - 6 Months                                           20                   $ 10,510,846                 1.1%
7 - 12 Months                                          22                     10,215,963                 1.1
13 - 18 Months                                         26                     14,484,733                 1.5
19 - 24 Months                                         19                      7,876,121                 0.8
25 - 30 Months                                        529                    224,042,996                23.1
31 - 36 Months                                      1,189                    567,273,665                58.6
37 - 42 Months                                        280                    134,370,871                13.9
--------------------------------------------------------------------------------------------------------------------
Total                                               2,085                  $ 968,775,195               100.0%
====================================================================================================================

Column totals may not add to 100.0% due to rounding.


                                              Document Status


                                                No. of Mortgage            Total Dollar         Scheduled Principal
Document Status                                    Loans (#)                 Amount ($)             Balance (%)
---------------                                 ---------------           --------------        -------------------
Full/Standard                                         837                  $ 427,337,684                44.1%
Alternative                                           446                    184,748,776                19.1
Stated Income                                           2                        687,040                 0.1
Streamline                                             95                     48,555,078                 5.0
Unavailable                                           705                    307,446,617                31.7
--------------------------------------------------------------------------------------------------------------------
Total                                               2,085                  $ 968,775,195               100.0%
====================================================================================================================

Column totals may not add to 100.0% due to rounding.


                                             Property Zip Codes


                                                No. of Mortgage            Total Dollar         Scheduled Principal
Property Zip Codes                                 Loans (#)                 Amount ($)             Balance (%)
------------------                              ---------------           --------------        -------------------
90266                                                  13                   $  8,344,881                 0.9%
90272                                                  11                      8,021,791                 0.8
90274                                                  15                      8,930,782                 0.9
92679                                                  18                     10,001,991                 1.0
94010                                                  24                     15,238,389                 1.6
94024                                                  14                      8,891,416                 0.9
94025                                                  24                     14,047,095                 1.4
94539                                                  15                      8,509,080                 0.9
94941                                                  18                      8,334,140                 0.9
95120                                                  19                      8,629,836                 0.9
All Other                                           1,914                    869,825,794                89.8
--------------------------------------------------------------------------------------------------------------------
Total                                               2,085                  $ 968,775,195               100.0%
====================================================================================================================

Column totals may not add to 100.0% due to rounding.



This material is for your private information and we are not soliciting any action based upon it.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                                      April 8, 2002


                                       The Mortgage Loans (Group II)

Scheduled Principal Balance:                                                       $133,966,866
Number of Mortgage Loans:                                                                   284
Scheduled Principal Balance of the Largest Mortgage Loan:                            $1,778,335
Average Scheduled Principal Balance:                                                   $471,714
Weighted Average Gross Coupon:                                                            7.81%
Weighted Average Net Coupon:                                                              7.55%
Weighted Average Stated Remaining Term:                                                     338
Weighted Average Seasoning:                                                                  20
Weighted Average Amortized Current LTV Ratio:                                             73.0%
Weighted Average Months to Roll:                                                             65
Weighted Average Margin:                                                                  2.66%
Weighted Average Initial Rate Cap:                                                        3.47%
Weighted Average Periodic Rate Cap:                                                       2.00%
Weighted Average Lifetime Rate Cap:                                                       5.76%
Weighted Average FICO Score:                                                                721


                                        Scheduled Principal Balance


                                                No. of Mortgage            Total Dollar         Scheduled Principal
Scheduled Principal Balance                        Loans (#)                 Amount ($)             Balance (%)
---------------------------                     ---------------           --------------        -------------------
Below $250,000                                          1                $       119,119                 0.1%
$250,001 - $350,000                                    93                     30,077,456                22.5
$350,001 - $500,000                                   113                     46,370,270                34.6
$500,001 - $650,000                                    40                     22,718,766                17.0
$650,001 - $750,000                                    11                      7,805,643                 5.8
$750,001 - $900,000                                    12                     10,051,931                 7.5
Greater than or equal to $900,001                      14                     16,823,679                12.6
--------------------------------------------------------------------------------------------------------------------
Total                                                 284                   $133,966,866               100.0%
====================================================================================================================

Column totals may not add to 100.0% due to rounding.


                                               Gross Coupons


                                                No. of Mortgage            Total Dollar         Scheduled Principal
Gross Coupon                                       Loans (#)                 Amount ($)             Balance (%)
------------                                    ---------------           --------------        -------------------
Below 6.00%                                            11                  $   5,710,133                 4.3%
6.00% - 6.49%                                          19                      7,741,581                 5.8
6.50% - 6.99%                                           5                      2,478,210                 1.8
7.00% - 7.49%                                          20                      8,715,413                 6.5
7.50% - 7.99%                                          73                     32,303,976                24.1
8.00% - 8.49%                                         119                     56,018,599                41.8
8.50% - 8.99%                                          36                     20,381,268                15.2
9.00% - 9.49%                                           1                        617,684                 0.5
--------------------------------------------------------------------------------------------------------------------
Total                                                 284                   $133,966,866               100.0%
====================================================================================================================

Column totals may not add to 100.0% due to rounding.



This material is for your private information and we are not soliciting any action based upon it.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                                                   April 8, 2002

                                   Amortized Current Loan-to-Value Ratios


                                                No. of Mortgage            Total Dollar         Scheduled Principal
Amortized Current Loan-to-Value Ratio               Loans (#)                 Amount ($)             Balance (%)
-------------------------------------           ---------------           --------------        -------------------
Below 40.00%                                            8                  $   3,195,828                 2.4%
40.00% - 49.99%                                         8                      3,175,479                 2.4
50.00% - 59.99%                                        20                      9,725,722                 7.3
60.00% - 69.99%                                        37                     18,401,391                13.7
70.00% - 79.99%                                       187                     91,090,078                68.0
80.00% - 84.99%                                         2                        675,212                 0.5
85.00% - 89.99%                                        13                      4,503,875                 3.4
90.00% - 99.99%                                         9                      3,199,282                 2.4
--------------------------------------------------------------------------------------------------------------------
Total                                                 284                   $133,966,866               100.0%
====================================================================================================================

Column totals may not add to 100.0% due to rounding.


                                         Primary Mortgage Insurance


                                                No. of Mortgage            Total Dollar         Scheduled Principal
Primary Mortgage Insurance ("PMI")                 Loans (#)                 Amount ($)             Balance (%)
----------------------------------              ---------------           --------------        -------------------
Amortized CLTV < 80%                                   260                   $125,588,498                93.7%
Amortized CLTV > 80%, With PMI                          24                      8,378,367                 6.3
--------------------------------------------------------------------------------------------------------------------
Total                                                  284                   $133,966,866               100.0%
====================================================================================================================

Column totals may not add to 100.0% due to rounding.


                                    Stated Remaining Months to Maturity


                                                No. of Mortgage            Total Dollar         Scheduled Principal
Stated Remaining Term (Scheduled)                   Loans (#)                 Amount ($)             Balance (%)
---------------------------------               ---------------           --------------        -------------------
Under 313 Months                                        5                 $    1,989,524                 1.5%
313 - 336 Months                                       57                     25,764,801                19.2
337 - 348 Months                                      187                     90,445,423                67.5
349 - 360 Months                                       35                     15,767,118                11.8
--------------------------------------------------------------------------------------------------------------------
Total                                                  284                   $133,966,866              100.0%
====================================================================================================================

Column totals may not add to 100.0% due to rounding.


                                                  Indices


                                                No. of Mortgage           Total Dollar          Scheduled Principal
   Index                                           Loans (#)                Amount ($)              Balance (%)
----------------                                ---------------           --------------        --------------------

1 Year CMT                                           247                   $117,473,507              87.7%
1 Year LIBOR                                          37                     16,493,358              12.3
--------------------------------------------------------------------------------------------------------------------
Total                                                284                    $133,966,866            100.0%
====================================================================================================================

Column totals may not add to 100.0% due to rounding.


This material is for your private information and we are not soliciting any action based upon it.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                                                 April 8, 2002


                                               Months to Roll


                                                No. of Mortgage           Total Dollar          Scheduled Principal
Months to Roll                                     Loans (#)                Amount ($)              Balance (%)
--------------                                  ---------------           --------------        --------------------
57 - 60 Months                                         58                  $  25,781,531                19.2%
61 - 63 Months                                        144                     65,432,600                48.8
64 - 67 Months                                         34                     20,012,171                14.9
68 - 70 Months                                         10                      5,512,987                 4.1
Greater than or equal to 71 Months                     38                     17,227,576                12.9
--------------------------------------------------------------------------------------------------------------------
Total                                                 284                   $133,966,866               100.0%
====================================================================================================================

Column totals may not add to 100.0% due to rounding.


                                                   Margin


                                                No. of Mortgage           Total Dollar          Scheduled Principal
Margin                                             Loans (#)                Amount ($)              Balance (%)
--------------                                  ---------------           --------------        --------------------
2.0000%                                                26                  $  11,636,330                 8.7%
2.2500%                                                11                      4,857,029                 3.6
2.5000%                                                 6                      3,619,341                 2.7
2.7500%                                               239                    112,902,404                84.3
2.8750%                                                 2                        951,762                 0.7
--------------------------------------------------------------------------------------------------------------------
Total                                                 284                   $133,966,866               100.0%
====================================================================================================================

Column totals may not add to 100.0% due to rounding.


                                                FICO Scores


                                                No. of Mortgage           Total Dollar          Scheduled Principal
FICO Score                                         Loans (#)                Amount ($)              Balance (%)
----------                                      ---------------           --------------        --------------------
Unavailable                                             8                  $   3,205,939                 2.4%
Below 640                                              23                     10,477,851                 7.8
640 - 659                                              16                      7,286,760                 5.4
660 - 679                                              22                     10,607,401                 7.9
680 - 699                                              25                     15,003,993                11.2
700 - 719                                              40                     17,776,170                13.3
720 - 739                                              34                     17,565,029                13.1
740 - 759                                              37                     16,683,907                12.5
760 & above                                            79                     35,359,815                26.4
--------------------------------------------------------------------------------------------------------------------
Total                                                 284                   $133,966,866               100.0%
====================================================================================================================

Column totals may not add to 100.0% due to rounding.



This material is for your private information and we are not soliciting any action based upon it.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                                                    April 8, 2002


                                               Property State


                                                No. of Mortgage           Total Dollar          Scheduled Principal
Property State                                     Loans (#)                Amount ($)              Balance (%)
--------------                                  ---------------           --------------        --------------------
California                                            119                  $  58,514,116                43.7%
New York                                               16                      8,289,863                 6.2
Virginia                                               18                      7,498,691                 5.6
North Carolina                                         14                      5,938,316                 4.4
Texas                                                  11                      4,539,018                 3.4
South Carolina                                          9                      4,235,437                 3.2
All Other States(1)                                    97                     44,951,424                33.6
--------------------------------------------------------------------------------------------------------------------
Total                                                 284                   $133,966,866               100.0%
====================================================================================================================

Column totals may not add to 100.0% due to rounding.
(1) Each of the other states is less than 3.0% of the aggregate principal balance.


                                               Property Type


                                                No. of Mortgage           Total Dollar          Scheduled Principal
Property Type                                      Loans (#)                Amount ($)              Balance (%)
--------------                                  ---------------           --------------        --------------------
Single Family                                         152                   $ 75,779,850                56.6%
PUD                                                   100                     43,327,783                32.3
Condominium                                            23                      9,979,360                 7.4
2 - 4 Family                                            6                      3,790,634                 2.8
Co-op                                                   2                        667,224                 0.5
Townhouse                                               1                        422,015                 0.3
--------------------------------------------------------------------------------------------------------------------
Total                                                 284                   $133,966,866               100.0%
====================================================================================================================

Column totals may not add to 100.0% due to rounding.


                                                Loan Purpose


                                                No. of Mortgage           Total Dollar          Scheduled Principal
Loan Purpose                                        Loans (#)                Amount ($)              Balance (%)
------------                                    ---------------           --------------        --------------------
Purchase                                              224                   $102,631,623                76.6%
Cash Out Refi                                          33                     17,462,354                13.0
Rate Term Refi                                         27                     13,872,888                10.4
--------------------------------------------------------------------------------------------------------------------
Total                                                 284                   $133,966,866               100.0%
====================================================================================================================

Column totals may not add to 100.0% due to rounding.


                                                 Occupancy


                                                No. of Mortgage           Total Dollar          Scheduled Principal
Occupancy                                           Loans (#)                Amount ($)              Balance (%)
---------                                       ---------------           --------------        --------------------
Primary                                               267                   $126,054,392                94.1%
Second Home                                            12                      5,446,429                 4.1
Investor                                                5                      2,466,045                 1.8
--------------------------------------------------------------------------------------------------------------------
Total                                                 284                   $133,966,866               100.0%
====================================================================================================================

Column totals may not add to 100.0% due to rounding.



This material is for your private information and we are not soliciting any action based upon it.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                                                  April 8, 2002

                                                    Age


                                                No. of Mortgage           Total Dollar          Scheduled Principal
Age                                                 Loans (#)                Amount ($)              Balance (%)
---                                             ---------------           --------------        --------------------
0 - 6 Months                                           26                  $  12,303,975                 9.2%
7 - 12 Months                                          11                      4,189,383                 3.1
13 - 18 Months                                         21                     13,651,006                10.2
19 - 24 Months                                        224                    102,725,505                76.7
25 - 30 Months                                          1                        734,218                 0.5
Greater than or equal to 31 Months                      1                        362,779                 0.3
--------------------------------------------------------------------------------------------------------------------
Total                                                 284                   $133,966,866               100.0%
====================================================================================================================

Column totals may not add to 100.0% due to rounding.


                                              Document Status


                                                No. of Mortgage           Total Dollar          Scheduled Principal
Document Status                                     Loans (#)                Amount ($)              Balance (%)
---------------                                 ---------------           --------------        --------------------
Full/Standard                                          183                 $  91,187,974                68.1%
Alternative                                             99                    42,116,432                31.4
Streamline                                               2                       662,460                 0.5
--------------------------------------------------------------------------------------------------------------------
Total                                                  284                 $ 133,966,866               100.0%
====================================================================================================================

Column totals may not add to 100.0% due to rounding.


                                             Property Zip Codes


                                                No. of Mortgage           Total Dollar          Scheduled Principal
Property Zip Codes                                  Loans (#)                Amount ($)              Balance (%)
---------------                                 ---------------           --------------        --------------------
06840                                                   2                  $   2,022,597                 1.5%
11962                                                   1                      1,478,471                 1.1
22039                                                   3                      1,476,594                 1.1
28277                                                   3                      1,564,732                 1.2
90291                                                   1                      1,738,988                 1.3
92625                                                   2                      1,676,956                 1.3
92657                                                   2                      1,515,049                 1.1
94114                                                   3                      1,953,750                 1.5
94127                                                   3                      1,830,992                 1.4
94904                                                   2                      2,966,288                 2.2
All Other                                             262                    115,742,449                86.4
--------------------------------------------------------------------------------------------------------------------
Total                                                 284                  $ 133,966,866               100.0%
====================================================================================================================

Column totals may not add to 100.0% due to rounding.





This material is for your private information and we are not soliciting any action based upon it.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.